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                                                                    Exhibit 10.1
                            PURCHASE/SALE AGREEMENT
                                      AND
                                  BILL OF SALE


                 THIS AGREEMENT made as of the 28th day of June, 1996, by and between National Golf Suppliers, Inc., a Delaware corporation ("Seller"), and ProGroup, Inc. d/b/a The Arnold Palmer Golf Company, a Tennessee corporation ("Purchaser").

                 By this instrument Seller intends to transfer, convey and deliver to Purchaser as of the date hereof all of the assets of Seller used in the operation of its business (the "Business").

                 NOW, THEREFORE, for and in consideration of the issuance of 100,000 shares of the common stock, par value $.50 per share, of Purchaser (the "Purchaser Shares") and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                 1. Seller hereby sells, transfers, assigns and conveys to Purchaser, its successors and assigns forever, all of Seller's right, title and interest, legal or equitable, in and to the assets listed in the Asset List on Exhibit A attached hereto (the "Assets"). The Assets shall include without limitation the following assets, properties and rights of Seller:

                          (i) all machinery, equipment, inventories, supplies, personal property, furniture, fixtures and furnishings;

                          (ii) all trademarks, tradenames, including the tradename "National Golf Suppliers" and any derivation thereof, computer systems, software, operating manuals, trade secrets, know-how, inventories, licenses, business permits and certificates (to the extent transferable) and customer lists;

                          (iii) all inventories of the Business in the hands of Seller or suppliers which the Seller is committed to purchase as of the date hereof;

                          (iv) all cash held in the Bank as of the date of this Agreement and all accounts receivable, excluding accounts receivable from affiliates and accounts receivable more than 60 days beyond their invoice dates, relating to, or arising from the operation of the Business;

                          (v) all operating data and records of Seller used in the Business, including information, files, records, data, employee files, plans, contracts and recorded information, customer and supplier lists, customer pricing information,
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         credit records, correspondence, office supplies, budgets and similar documents and records; and

                          (vi) all good will and customer relationships applicable to the Business.

                 To Have and To Hold, all of the foregoing Assets, unto Purchaser, its successors and assigns forever.

                 2.       Seller does hereby warrant, covenant and agree that:

                          (i) Seller has the right, power and capacity to sell, transfer, convey and assign the Assets; the execution and delivery by Seller of this Bill of Sale and the consummation by Seller of the transactions contemplated hereby have been duly approved, and no other action on the part of Seller is necessary to approve and authorize the execution and delivery of this Bill of Sale or to consummate the transactions contemplated hereby.

                          (ii) At the closing, Seller will have good and marketable title to the Assets free and clear of all liens, encumbrances, interests, rights, claims or equities in favor of any other person; will warrant and defend the sale of the Assets against all and every person whomsoever claiming or to claim against any or all of the Assets; will take all steps necessary to put Purchaser, its successors and assigns, in actual possession and operating control of the Assets; and will, from time to time, execute and deliver to Purchaser such additional documents, certificates and conveyances as Purchaser may reasonably require to accomplish or perfect the transfer of the Assets.

                          (iii) The accounts receivable of the Seller listed as part of the Assets on Exhibit A are valid and genuine; have arisen solely out of bona fide sales and deliveries of goods, performance of services and other business transactions in the ordinary course of business consistent with past practice; are not subject to valid defenses, discounts, set-offs or counterclaims, are no more than 60 days beyond their invoice dates.

                 3. Seller acknowledges and agrees that the parties hereto intend to transfer to Purchaser the Business as a going concern. Seller agrees that, at any time, and from time to time after the date hereof, it will, upon the request of Purchaser, execute and deliver all such further documents and take all such further actions as may be required for better conveyance, transfer and assignment of the assets, properties and rights intended to be conveyed, transferred and assigned.




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                 4.       Seller understands and acknowledges that the
Purchaser Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering. As a result, the Purchaser Shares will be, when issued, "restricted securities" as that term is defined in Rule 144 under the Securities Act, and must be held for a minimum of two years from the date of issuance prior to any resale of the Purchaser Shares in reliance on Rule 144 under the Securities Act. Seller is
(i) acquiring the Purchaser Shares solely for its own account for investment purposes and not with a view to the distribution thereof, (ii) is a sophisticated investor with knowledge and experience in business and financial matters, (iii) has received certain information concerning the Purchaser and has had the opportunity to obtain additional information as desired in order to evaluate the merits and risks inherent in holding the Purchaser Shares and (iv) is able to bear the economic risk and lack of liquidity inherent in holding the Purchaser Shares. Seller understands that it has no right to demand that the Purchaser register the Purchaser Shares under the Securities Act or under any state securities laws, but Seller shall have an unlimited number of piggyback registration rights with respect to registration statements filed by the Purchaser on Forms S-2 or S-3 with respect to the Purchaser Shares until the earlier to occur of (i) Seller owning in the aggregate less than 10,000 Purchaser Shares or (ii) Seller being able to sell the Purchaser Shares free of the volume limitations of Rule 144. If Purchaser intends to file a registration statement on Forms S-2 or S-3 while the piggyback registration rights granted herein are in force, it shall so notify Seller and within 10 days of receipt of such notice Seller shall advise Purchaser the number of Purchaser Shares, if any, it wishes to include in the registration statement. Such shares shall thereafter be included in such registration statement unless the underwriter (if any) advises Purchaser that market conditions will not permit the inclusion of all such shares in the registration statement in which case each person (including Purchaser) intending to include shares for registration in such registration statement shall have the number of shares to be registered proportionately reduced. All the costs and expenses of the filing of a registration statement as described herein shall be borne by Purchaser. If Seller includes Purchaser Shares in a registration statement filed pursuant hereto, Seller shall, if an underwritten public offering, sign the underwriter's customary form of underwriting agreement and provide the underwriter all information reasonably requested regarding Seller for inclusion in the registration statement.




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                 5.       (i) At any time until the second anniversary of this
         Agreement, the Seller may make one request for registration under the Securities Act of all or part of their Registrable Securities on the applicable registration form of the Purchaser's choosing. A request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. A registration requested pursuant to this paragraph 5(i) is referred to herein as a "Demand Registration."

                          (ii) The Seller will be entitled to request one Demand Registration at any time until the second anniversary of this Agreement in which it will pay all expenses up to $20,000. A registration will not count as a permitted Demand Registration hereunder until it has become effective and no Demand Registration will count as a permitted Demand Registration unless the Seller is able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Seller will pay all Registration Expenses (as hereinafter defined) up to a total amount of $20,000 in connection with any registration initiated whether or not it has become effective.

                          (iii) The Purchaser will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Seller. If a Demand Registration is an underwritten offering and the managing underwriters advise the Purchaser in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Purchaser will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering.

                          (iv) The Purchaser may postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration if the Purchaser reasonably determines that such Demand Registration would adversely affect any proposal or plan by the Purchaser to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that in such event, the Seller will be entitled to withdraw its request, and, if such request is withdrawn, such Demand Registration will not count as a



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         permitted Demand Registration hereunder. The Seller still will pay all
         Registration Expenses in connection with such registration.

                          (v) All expenses incident to the Purchaser's performance of or compliance with its obligations concerning a Demand Registration, including without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Purchaser and all independent certified public accountants, underwriters (excluding discounts and commissions) and other professionals retained by the Purchaser (all such expenses being herein called "Registration Expenses"), will be borne by the Seller up to a total amount of $20,000, except that the Purchaser will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange or which similar securities issued by the Purchaser are then listed or on the NASD automated quotation system.

                 IN WITNESS WHEREOF, Seller and Purchaser have caused this Agreement to be executed effective as of the date first above written.

                                        NATIONAL GOLF SUPPLIERS, INC.


                                        By: /s/ William D. Rueckert
                                           ------------------------------

                                           Title: Treasurer
                                                 ------------------------


                                        PROGROUP, INC., d/b/a
                                        THE ARNOLD PALMER GOLF COMPANY



                                        By: /s/ George H. Nichols
                                           ------------------------------

                                           Title: President and COO
                                                 ------------------------



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